COMMON STOCK SHARE EXCHANGE AGREEMENT

THIS COMMON STOCK SHARE EXCHANGE AGREEMENT (the "Agreement"), made and entered into on August 20, 2007 (the “Effective Date”), by and among (i) BuglessBeds.com, Inc., a Nevada corporation, with its principal place of business located at 3202 Fondren Road, Houston, Texas 77063 (“BuglessBeds”) and (ii)  PNG Ventures, Inc., a Nevada corporation, with its principal place of business located at 2038 Corte del Nogal, Suite 110, Carlsbad, California 92011 (“PNGX”) For purposes of this Agreement, BuglessBeds and PNGX shall be referred to herein individually, as a "Party," and collectively as "Parties."

In consideration of the mutual covenants, guarantees and warrantees described more fully herein, this Agreement provides for the exchange of (i) 40,000,000 restricted common shares of PNGX (the “PNGX Shares”) represented by the certificate, a copy of which is attached hereto as Exhibit A, to be exchanged for (ii) 199 restricted common shares of BuglessBeds, Inc. (the “BuglessBeds Shares”) represented by the certificate, a copy of which is attached hereto as Exhibit B. The PNGX Shares and the Bugless Shares may hereinafter be referred to collectively as the “Exchange Shares”).

I.           EXCHANGE PROCEDURE AND CLOSING.

Subject to all of the terms and conditions set forth in this Agreement being satisfied, the exchange of Shares (the “Share Exchange”) contemplated by this Agreement shall take place at the offices of the PNGX or at such other place as the Seller and the Purchaser shall agree in writing, concurrently with the execution of this Agreement (the “Closing”). BuglessBeds and PNGX shall deliver the respective Exchange Shares to the other Party in the following manner:

a.           a certificate representing the PNGX Shares shall be delivered to BuglessBeds issued in the name of “BuglessBeds, Inc.” and;

b.           a certificate representing the BuglessBeds Shares shall be delivered to PNGX issued in the name of “PNG Ventures, Inc.”

II.           TAX FREE REORGANIZATION.

Both Parties intend that the Share Exchange will qualify as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended.

III.           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND SELLER.

The Purchaser and Seller hereby represent, warrant, and covenant as follows:

a.           Legal Power.  Both parties have the requisite power to enter into this Agreement, to exchange the Shares hereunder, and to carry out and perform their obligations under the terms of this Agreement.

b.           Due Execution.  This Agreement has been duly executed and delivered by each party, and, upon due execution and delivery by each party, this Agreement will be a valid and binding agreement on the parties.

c.           Restricted Securities.  Both parties have been advised that the Exchange Shares have not been registered under the Securities Act or any other applicable securities laws and that the Exchange Shares are being offered and sold pursuant to Section 4(2) of the Securities Act, and that each parties reliance upon Section 4(2) of the Securities Act is predicated in part on the individual parties representations as contained herein. The parties are acquiring the Exchange Shares for their own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws. The parties understand and acknowledge that the Exchange Shares will bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

d.           Sophistication and Ability to Bear Risk of Loss.  The parties acknowledges that they are able to protect their interests in connection with the acquisition of the Exchange Shares and can bear the economic risk of investment in such securities without producing a material adverse change in the party’s financial condition.  The parties otherwise have such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Exchange Shares.

e.           Purchases by Groups.  The parties represent, warrant, and covenant that they are not acquiring the Exchange Shares as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

IV.           FURTHER ASSURANCES; COOPERATION.

Each party hereto will, before, at, and after the Closing, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement.

V.           MISCELLANEOUS.

a.           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California.

b.           Attorneys’ Fees.  Should any party hereto employ an attorney for the purpose of enforcing or constituting this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys’ fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.  The “prevailing party” means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

c.           Jury Trial Waiver.   To the fullest extent permitted by law, each of the parties hereto hereby knowingly, voluntarily and intentionally waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or any other document or any dealings between them relating to the subject matter of this Agreement and other documents.

d.           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

e.           Entire Agreement.  This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

f.           Severability.  In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

g.           Amendment and Waiver.  Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of both parties. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security exchanged under this Agreement.

h.           Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate addresses first listed above.

i.           Faxes and Counterparts.  This Agreement may be executed in one or more counterparts.  Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same.  Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

j.           Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and entered into as of the date first above written.

PNG VENTURES, INC.	BUGLESSBEDS.COM, INC.
/s/ Mark L. Baum ___________________________________ By: Mark L. Baum Its: President	/s/ Mark L. Baum ___________________________________ By: Mark L. Baum Its: President

EXHIBIT A

PNGX Certificate

EXHIBIT B

BuglessBeds.com, Inc. Certificate